UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
---------------------------------------------
SCHEDULE 13G
---------------------------------------------
Under the Securities Exchange Act of 1934

Comstock Resources Inc.
---------------------------------------------
(Name of Issuer)

Common Stock, par value $0.50
---------------------------------------------
(Title of Class of Securities)

205768203
---------------------------------------------
(CUSIP Number)

December 9, 2014
---------------------------------------------
(Date of Event which Requires Filing of this Statement)

Check the appropriate box to designate the rule
pursuant to which this Schedule is filed:
[ ]	Rule 13d-1(b)
[X]	Rule 13d-1(c)
[ ]	Rule 13d-1(d)

The remainder of this cover page shall be filled out for a reporting persons initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.The information required in the remainder of this cover page shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 (Act) or otherwise subject to the liabilities of that section of the Act, but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO.  205768203

(1) Name of Reporting Person:  Galatyn Equity Holdings LP
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Texas

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 701,934

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 701,934

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 701,934

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 1.5%

(12) Type of Reporting Person

 PN



CUSIP NO.  205768203

(1) Name of Reporting Person:  Trinity Peak Investments LP
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Delaware

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 765,000

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 765,000

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 765,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 1.6%

(12) Type of Reporting Person

 PN



CUSIP NO.  205768203

(1) Name of Reporting Person:  Trinity Pointe Investments LP
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Delaware

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 765,000

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 765,000

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 765,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 1.6%

(12) Type of Reporting Person

 PN



CUSIP NO.  205768203

(1) Name of Reporting Person:  Albert Hill Trust
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Texas

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 630,000

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 630,000

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 630,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 1.3%

(12) Type of Reporting Person

 OO




CUSIP NO.  74978Q 105

(1) Name of Reporting Person:  Albert G. Hill, Jr.
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 United States

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 295,000

(6) Shared Voting Power

 721,934

(7) Sole Dispositive Power

 295,000

(8) Shared Dispositive Power

 721,934

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 1,016,934

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 2.1%

(12) Type of Reporting Person

 IN



CUSIP NO.  205768203

(1) Name of Reporting Person:
Lyda Hunt-Margaret Trust-Al G. Hill, Jr.
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Texas

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 50,000

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 50,000

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 50,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 0.1%

(12) Type of Reporting Person

 OO


CUSIP NO.  205768203
-------------------------------------------------------------
(1) Name of Reporting Person:  Galatyn Asset Management LLC

(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Texas

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 701,934

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 701,934

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 701,934

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 1.5%

(12) Type of Reporting Person

 OO



CUSIP NO.  205768203
---------------------------------------------------
(1) Name of Reporting Person:  A.G. Hill Partners, LLC

(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Texas

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 701,934

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 701,934

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 701,934

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 1.5%

(12) Type of Reporting Person

 OO



CUSIP NO.  205768203

(1) Name of Reporting Person:  David E. Pickett
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 United States

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 630,000

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 630,000

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 630,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 1.3%

(12) Type of Reporting Person

 IN





CUSIP NO.  205768203

(1) Name of Reporting Person:  Trinity LLC
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 Delaware

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 0

(6) Shared Voting Power

 1,530,000

(7) Sole Dispositive Power

 0

(8) Shared Dispositive Power

 1,530,000

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 1,530,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 3.2%

(12) Type of Reporting Person

 OO




CUSIP NO.  205768203

(1) Name of Reporting Person:  Stephen Summers
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 United States

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 16,000

(6) Shared Voting Power

 0

(7) Sole Dispositive Power

 16,000

(8) Shared Dispositive Power

 0

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 16,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 0.0%

(12) Type of Reporting Person

 IN



CUSIP NO.  205768203

(1) Name of Reporting Person:  Ray Washburne
-------------------------------------------------------------
(2) Check the Appropriate Box if a Member of a Group
(a) [X]
(b) [ ]

(3) SEC Use Only

(4) Citizenship or Place of Organization

 United States

Number of Shares Beneficially Owned by Each Reporting Person With

(5) Sole Voting Power

 100,000

(6) Shared Voting Power

 0

(7) Sole Dispositive Power

 100,000

(8) Shared Dispositive Power

 0

(9) Aggregate Amount Beneficially Owned by Each Reporting Person

 100,000

(10) Check if the Aggregate Amount in Row (9) Excludes Certain Shares

(11) Percent of Class Represented by Amount in Row 9

 0.2%

(12) Type of Reporting Person

 IN


--------------------------------------------------------
Item 1(a) Name of issuer:
--------------------------------------------------------
Comstock Resources Inc. (the Issuer)


Item 1(b) Address of issuer's principal executive offices:
--------------------------------------------------------
5300 Town and Country Boulevard, Suite 500
Frisco, Texas 75034


Item 2(a) Names of persons filing:
--------------------------------------------------------
This Schedule 13G is being filed by each of the following persons (each, a Reporting Person and together, the Reporting Persons):

(i)	Galatyn Equity Holdings LP
(ii)	Trinity Peak Investments LP
(iii)	Trinity Pointe Investments LP
(iv)	Albert Hill Trust
(v)	Al G. Hill, Jr.
(vi)	Lyda Hunt-Margaret Trust-Al G. Hill, Jr.
(vii)	Galatyn Asset Management LLC
(viii)	A.G. Hill Partners, LLC
(ix)	David E. Pickett
(x)	Trinity LLC
(xi)	Stephen Summers
(xii)	Ray Washburne


Albert G. Hill, Jr. is the sole member of A.G. Hill Partners, LLC, which is the sole member of Galatyn Asset Management LLC, the general partner of Galatyn Equity Holdings LP. Because of the foregoing relationships, Al G. Hill, Jr., A.G. Hill Partners, LLC and Galatyn Asset Management LLC may be deemed to beneficially own all of the shares of Common Stock held by Galatyn Equity Holdings LP.

Trinity LLC is the general partner of both Trinity Peak Investments LP and Trinity Pointe Investments LP. As a result, Trinity LLC may be deemed to beneficially own all of the shares of Common
Stock held by Trinity Peak Investments LP and Trinity Pointe
Investments LP.

David E. Pickett is the trustee of the Albert Hill Trust and may be deemed to beneficially own all of the shares of Common Stock held by the Albert Hill Trust.

Each Reporting Person expressly disclaims beneficial ownership with respect to all shares of Common Stock reported except to the extent of such Reporting Persons pecuniary interest therein.

The Reporting Persons have entered into a Joint Filing Agreement, a copy of which is filed with this Schedule 13G as Exhibit A, pursuant to which the Reporting Persons have agreed to file this
Schedule 13G jointly in accordance with the provisions of Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended.


Item 2(b) Address or principal business office or, if none, residence:
----------------------------------------------------------------------
The address of the principal business office of each of the Reporting Persons is 47 Highland Park Village, Suite 200, Dallas, Texas 75205.

Item 2(c) Citizenship:
--------------------------------------------------------
(i)	Galatyn Equity Holdings LP: Texas
(ii)	Trinity Peak Investments LP: Delaware
(iii)	Trinity Pointe Investments LP: Delaware
(iv)	Albert Hill Trust: Texas
(v)	Albert G. Hill, Jr.: United States
(vi)	Lyda Hunt-Margaret Trust-Al G. Hill, Jr.: Texas
(vii)	Galatyn Asset Management LLC: Texas
(viii)	A.G. Hill Partners, LLC: Texas
(ix)	David E. Pickett: United States
(x)	Trinity LLC: Delaware
(xi)	Stephen Summers: United States
(xii)	Ray Washburne: United States


Item 2(d) Title of class of securities:
--------------------------------------------------------
Common Stock, par value $0.50 (the Common Stock)


Item 2(e) CUSIP number:
--------------------------------------------------------
205768203


Item 3  If this statement is filed pursuant to Rule 13d 1(b), or
13d 2(b) or (c), check whether the person filing is a:
-------------------------------------------------------------
[X] Not Applicable
(a) [ ] Broker or dealer registered under section 15 of the Act;
(b) [ ] Bank as defined in section 3(a)(6) of the Act;
(c) [ ] Insurance company as defined in section 3(a)(19) of the Act;
(d) [ ] Investment company registered under section 8 of the
Investment Company Act of 1940;
(e) [ ] An investment adviser in accordance with Rule 13d 1(b)(1)(ii)(E);
(f) [ ] An employee benefit plan or endowment fund in accordance with
Rule 13d 1(b)(1)(ii)(F);
(g) [ ] A parent holding company or control person in accordance with
Rule 13d 1(b)(1)(ii)(G);
(h) [ ] A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;
(i) [ ] A church plan that is excluded from the definition of an investment company under section 3(c)(14) of the Investment Company Act of 1940;
(j) [ ]	A non-U.S. institution in accordance with Rule 13d 1(b)(1)(ii)(J);
(k) [ ]	Group, in accordance with Rule 13d 1(b)(1)(ii)(K).

Item 4 Ownership:
--------------------------------------------------------
(a) Amount collectively beneficially owned by Reporting Persons:
--------------------------------------------------------
 3,322,934

(b) Percent of class collectively beneficially owned by Reporting Persons:
--------------------------------------------------------
6.94%*
*Based on 47,860,582 shares of common stock outstanding as of November 5, 2014, as reported in Comstock Resources Incs quarterly report on Form 10Q for the quarter ended September 30, 2014 filed with the Commission on November 5, 2014.

(c) Number of shares of each Reporting Person:
--------------------------------------------------------
1.Galatyn Equity Holdings LP
-----------------------------
a.Amount beneficially owned:  701,934
b.Percent of class:  1.5%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote:  0
ii.Shared power to vote or to direct the vote:  701,934
iii.Sole power to dispose or to direct the disposition of:  0
iv.Shared power to dispose or to direct the disposition of:  701,934

2.Trinity Peak Investments LP
-----------------------------
a.Amount beneficially owned:  765,000
b.Percent of class:  1.6%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  765,000
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of:  765,000

3.Trinity Pointe Investments LP
-----------------------------
a.Amount beneficially owned:  765,000
b.Percent of class:  1.6%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  765,000
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of:  765,000

4.Albert Hill Trust
-----------------------------
a.Amount beneficially owned:  630,000
b.Percent of class:  1.3%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  630,000
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of: 630,000 5.Albert G. Hill, Jr.
a.Amount beneficially owned:  1,016,934*
b.Percent of class:  2.1%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 295,000*
ii.Shared power to vote or to direct the vote:  721,934
iii.Sole power to dispose or to direct the disposition of: 295,000* iv.Shared power to dispose or to direct the disposition of: 721,934

*Includes 20,000 shares of Common Stock held by Al G Hill Jr IRA

6.Lyda Hunt-Margaret Trust-Al G. Hill, Jr.
-----------------------------
a.Amount beneficially owned:  50,000
b.Percent of class:  0.1%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  50,000
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of:  50,000

7.Galatyn Asset Management LLC
-----------------------------
a.Amount beneficially owned:  701,934
b.Percent of class:  1.5 %
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  701,934
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of:  701,934

8.A.G. Hill Partners, LLC
-----------------------------
a.Amount beneficially owned:  701,934
b.Percent of class:  1.5%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  701,934
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of:  701,934

9.David E. Pickett
-----------------------------
a.Amount beneficially owned:  630,000
b.Percent of class:  1.3%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  630,000
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of:  630,000

10.Trinity LLC
-----------------------------
a.Amount beneficially owned:  1,530,000
b.Percent of class:  3.2%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 0
ii.Shared power to vote or to direct the vote:  1,530,000
iii.Sole power to dispose or to direct the disposition of: 0
iv.Shared power to dispose or to direct the disposition of:  1,530,000

11.Stephen Summers
-----------------------------
a.Amount beneficially owned:  16,000
b.Percent of class:  0.03%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 16,000
ii.Shared power to vote or to direct the vote:  0
iii.Sole power to dispose or to direct the disposition of: 16,000
iv.Shared power to dispose or to direct the disposition of:  0

12.Ray Washburne
-----------------------------
a.Amount beneficially owned:  100,000
b.Percent of class:  0.2%
c.Number of units as to which the person has:
i.Sole power to vote or to direct the vote: 100,000
ii.Shared power to vote or to direct the vote:  0
iii.Sole power to dispose or to direct the disposition of: 100,000 iv.Shared power to dispose or to direct the disposition of: 0


Item 5  Ownership of five percent or less of a class:
--------------------------------------------------------

Not applicable

Item 6  Ownership of more than five percent on behalf of
another person:
--------------------------------------------------------

Not applicable

Item 7  Identification and classification of the subsidiary
which acquired the security being
reported on by the parent holding company or control person:
--------------------------------------------------------

Not applicable

Item 8  Identification and classification of members of the group:
--------------------------------------------------------
The Reporting Persons are making this single, joint filing because they may be deemed to constitute a group within the meaning of Section 13(d)3 of the Exchange Act. The Joint Filing
Agreement among the Reporting Persons to file this Schedule
13G jointly in accordance with Rule 13d1(K) of the Exchange
Act is attached as Exhibit 99.1 hereto.

Item 9  Notice of dissolution of group:
--------------------------------------------------------

Not applicable

Item 10  Certifications:
--------------------------------------------------------
By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.


SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:  January 23, 2015

GALATYN EQUITY HOLDINGS LP
By: Galatyn Asset Management LLC, its general partner
Signature:  By:  J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title: Managing Director


TRINITY PEAK INVESTMENTS LP
By: Trinity LLC, its general partner
Signature:  By:  J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title:  Vice President


TRINITY POINTE INVESTMENTS LP
By: Trinity LLC, its general partner
Signature:  By:  J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title:  Vice President


ALBERT HILL TRUST
Signature: By: David E. Pickett
------------------------------------------
Name:  David E. Pickett
Title: Trustee


LYDA HUNT-MARGARET TRUST-AL G. HILL, JR.
Signature By: Joyce E. Waller
------------------------------------------
Name:  Joyce E. Waller
Title: Trustee


GALATYN ASSET MANAGEMENT LLC
Signature By: J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title: Managing Director


A.G. HILL PARTNERS, LLC
Signature By: J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title: Managing Director


TRINITY LLC
Signature By: J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title:  Vice President


Signature By: Albert G. Hill, Jr.
------------------------------------------
Albert G. Hill, Jr.


Signature By:  David E. Pickett
------------------------------------------
David E. Pickett

Signature By: Stephen Summers
------------------------------------------
Stephen Summers

Signature By: Ray Washburne
------------------------------------------
Ray Washburne




Exhibit No. 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d 1(k)(1)(iii) of the Securities Exchange Act of
1934, as amended, each of the undersigned hereby consent to the joint filing on its behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of the shares of common stock of Comstock Resources Inc. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. The undersigned hereby further agree that this Joint Filing Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.


Dated:  January 23, 2015

GALATYN EQUITY HOLDINGS LP
By: Galatyn Asset Management LLC, its general partner
Signature:  By:  J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title: Managing Director


TRINITY PEAK INVESTMENTS LP
By: Trinity LLC, its general partner
Signature:  By:  J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title:  Vice President


TRINITY POINTE INVESTMENTS LP
By: Trinity LLC, its general partner
Signature:  By:  J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title:  Vice President



ALBERT HILL TRUST
Signature: By: David E. Pickett
------------------------------------------
Name:  David E. Pickett
Title: Trustee


LYDA HUNT-MARGARET TRUST-AL G. HILL, JR.
Signature By: Joyce E. Waller
------------------------------------------
Name:  Joyce E. Waller
Title: Trustee


GALATYN ASSET MANAGEMENT LLC
Signature By: J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title: Managing Director


A.G. HILL PARTNERS, LLC
Signature By: J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title: Managing Director


TRINITY LLC
Signature By: J. Keith Benedict
------------------------------------------
Name:  J. Keith Benedict
Title:  Vice President


Signature By: Albert G. Hill, Jr.
------------------------------------------
Albert G. Hill, Jr.


Signature By:  David E. Pickett
------------------------------------------
David E. Pickett

Signature By: Stephen Summers
------------------------------------------
Stephen Summers

Signature By: Ray Washburne
------------------------------------------
Ray Washburne